SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report: September 30, 2003
                (Date of earliest event reported)

  FIRST HORIZON ASSET SECURITIES INC., (as depositor under the
  Pooling and Servicing Agreement, dated as of September 1, 2003, providing for the issuance of the First Horizon Mortgage Pass-
Through Trust 2003-9, Mortgage Pass-Through Certificates, Series 2003-9).

               FIRST HORIZON ASSET SECURITIES INC.
     (Exact name of Registrant as specified in its charter)


      Delaware                    333-100663                  75-2808384
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)




            4000 Horizon Way
             Irving, Texas                        75063
(Address of Principal executive offices)        (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
          ------------

      Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement, dated September 25, 2003 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on September 26, 2003, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-9 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of September 30, 2003 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

     On September 30, 2003, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2003 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $308,823,213 have been sold by the Registrant to Goldman, Sachs & Co. ("Goldman Sachs") pursuant to an Underwriting Agreement dated as of September 25, 2003 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of even date therewith, each by and among Goldman Sachs, the Registrant and FHHLC. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.  Description
          -----------  --------------------------------------------

              1.1 Underwriting Agreement dated as of September 25, 2003, by and among Goldman Sachs, the Registrant and FHHLC

              4.1 Pooling and Servicing Agreement dated as of September 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master
                       Servicer, and The Bank of New York, as
                       Trustee

             10.1 Mortgage Loan Purchase Agreement dated as of September 30, 2003, by and between FHHLC, as Seller, and the Registrant, as Purchaser

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST HORIZON ASSET SECURITIES INC.



October 14, 2003          By: /s/ Wade Walker
                              --------------------------------
                              Wade Walker
                              Senior Vice President - Asset Securitization

                        INDEX TO EXHIBITS


   Exhibit No.
   -----------

       1.1 Underwriting Agreement dated as of September 25, 2003, by and among Goldman Sachs, the Registrant and FHHLC

       4.1 Pooling and Servicing Agreement dated as of September 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

      10.1 Mortgage Loan Purchase Agreement dated as of September 30, 2003, by and between FHHLC, as Seller, and the Registrant, as Purchaser